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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 8, 1995


                     Air Express International Corporation
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                1-8306               36-2074327
(State or Other Jurisdiction    (Commission        (I.R.S. Employer
     of Incorporation)          File Number)       Identification No.)



                  120 Tokeneke Road, Darien, Connecticut 06820
                   (Address of Principal Executiv (Zip Code)

                              (203) 655-7900
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)






                               Page 1 of 4 pages
                            Exhibit Index on page 4

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Item 7.  Financial Statements and Exhibits


      a)  Financial  statements of business acquired.

      1) Consolidated financial statements of Radix for the fiscal year ended July 31, 1994 (Audited).

      2) Consolidated financial statements of Radix for the nine months ended April 30, 1995 (Unaudited).

     The above financial statements have been previously filed by Radix with the Securities and Exchange Commission under Commission number 2-94692. Therefore, the information required by (a) is incorporated by reference to the financial statements contained in these filings; which financial statements are also included as exhibits to this report. The related 10-K and 10-Q filings of Radix in which such financial statements are contained are expressly not incorporated by reference.


      b) Pro forma financial information.

      The following pro forma financial information of AEI is included in the exhibits hereto as indicated:

      1) AEI pro forma condensed consolidated balance sheet as of March 31, 1995 (Unaudited) - EX99-D.

      2) AEI pro forma condensed consolidated statement of operations for the year ended December 31, 1994 (Unaudited) - EX99-E.

      3) AEI pro forma condensed consolidated statement of operations for the three month period ended March 31, 1995 (Unaudited) - EX99-F.

      4) AEI notes to pro forma condensed consolidated financial statements - EX99-G.













                                      (2)

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Air Express International Corporation
                                                       (Registrant)




Date: August 8, 1995                  /s/           Dennis M. Dolan
                                                  Vice President and
                                               Chief Financial Officer
                                            (Principal Financial Officer)
































                                      (3)

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                                 Exhibit Index






EX99-D AEI pro forma condensed  consolidated  balance sheet as of March 31, 1995
       (Unaudited).

EX99-E AEI pro forma condensed consolidated statement of operations for the year ended December 31, 1994 (Unaudited).

EX99-F AEI pro forma condensed consolidated statement of operations for the three month period ended March 31, 1995 (Unaudited).

EX99-G AEI notes to pro forma condensed consolidated financial statements.































                                      (4)